SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 1999
                                                  ------------------------------

                             Grace Development, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Colorado                       0-25582                        84-1110469
--------------------------------------------------------------------------------
 (State or other            (Commission File Number)             (IRS Employer
 jurisdiction of                                                 Identification
 incorporation)                                                       Number)

     1690 Chantilly Drive, Atlanta, Georgia                           30324
--------------------------------------------------------------------------------
   (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (404) 633-3831
                                                   -----------------------------


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

Item 1. Changes in Control of Registrant.

      A change in control of the Registrant occurred on September 28, 1999 (the "Effective Time") pursuant to the terms and conditions of an Agreement and Plan of Merger (the "Merger Agreement") dated as of August 20, 1999 between the Registrant, New Millennium Multimedia, Inc., a Georgia corporation ("NM"), Grace Newco, Inc., a Georgia corporation and wholly-owned subsidiary of the Registrant ("Merger Sub") and Signal Compression, Inc., a Nevada corporation ("Signal"). The Merger Agreement provided for the merger (the "Merger) of Merger Sub with and into NM, with NM as the surviving corporation. As a result of the Merger, NM became a wholly-owned subsidiary of the Registrant and the former shareholders of NM received an aggregate of 66,223,329 or 89.70% of the outstanding shares of the common stock, no par value, of the Registrant (the "Common Stock"). Effective as of the Effective Time, the Board of Directors of the Registrant (the "Board"), which, prior to the Effective Time, was composed of Jacob Barrocas as sole director, increased the size of the Board from one to six members and the following persons were elected to the Board: Louis Friedman, Richard S. Granville, III, Ronald McCallum, Dr. Lee Silverstein and Peter Tierney (the "NM Designees"). Information with respect to the NM Designees, including beneficial ownership of the Common Stock by such NM Designees, is included in the Registrant's Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14f-1 thereunder, filed by the Registrant on August 27, 1999, as amended on September 24, 1999 and October 7, 1999 (the "Information Statement"), which is incorporated herein by this reference. All references to the terms of the Merger Agreement are qualified in their entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by this reference.

      At a meeting of the Board held on September 30, 1999, the Board voted to increase the size of the Board to seven persons and elected James Blanchard to the Board. The Board also elected the following persons to the offices set forth opposite their names:

      Louis Friedman                    Chairman of the Board
      Richard S. Granville, III         Chief Executive Officer
      Ronald McCallum                   Chief Financial Officer and Secretary
      Sean T. Duffy                     Chief Sales and Marketing Officer

      Pursuant to the Merger Agreement, certain shares of Common Stock held by Signal, which prior to the Merger held approximately 66% of the Common Stock and following the Merger holds approximately 6.77% of the Common Stock, were pledged to NM (the "Pledge Agreement") to secure certain indemnification obligations of the Issuer to NM and the former shareholders of NM (the "Indemnitees"). The terms of the Pledge Agreement provide for the release of a number of pledged shares equal to one percent (1%) of the outstanding Common Stock on the Initial Release Date and on each subsequent Release Date (each as defined in the Pledge Agreement); provided that (a) no default has occurred and is continuing under the Pledge Agreement); (b) the pledged shares remaining as collateral are sufficient to satisfy the aggregate of claims made as of the Initial Release Date or the Release Date, as the case may be; or (c) the pledgees shall not have determined that a release of pledged shares would have an adverse impact on the market or trading activity for the Common Stock. Under the Pledge Agreement, the Initial Release Date occurs thirty (30) days following the effective date of the

Merger and Release Dates occur at quarterly intervals thereafter until the termination of the Pledge Agreement. The Pledge Agreement terminates on the later of (i) eighteen months following the effective time of the Merger and (ii) the resolutions of all indemnification claims made by the Indemnitees under the Merger Agreement. All references to the terms of the Pledge Agreement are qualified in their entirety by reference to the Pledge Agreement, which is attached as an exhibit to the Merger Agreement, filed as Exhibit 2.1 hereto and incorporated herein by this reference.

      Because the shares of Common Stock received by the former shareholders of NM were not registered under the Securities Act of 1933, as amended (the "Act"), such shares are "restricted securities" (as defined in Rule 144 promulgated under the Act) and accordingly, may not be sold or transferred by the holders thereof unless such shares are registered under the Act or are sold or transferred pursuant to an exemption therefrom.

Item 2. Acquisition or Disposition of Assets.

      On September 28, 1999, the Merger was consummated in accordance with the terms and conditions of the Merger Agreement. Pursuant thereto, Merger Sub, a wholly-owned subsidiary of Registrant, was merged with and into NM, with NM as the surviving corporation. Following the Merger, NM became a wholly-owned subsidiary of the Registrant. In consideration for the Merger, the former shareholders of NM received 66.3013 shares of Common Stock for each share of NM Common Stock (the "Merger Consideration"). As a result thereof, the former shareholders of NM now beneficially own an aggregate of 66,223,329 (approximately 89.70%) of the outstanding Common Stock. The Merger Consideration was determined in arms' length negotiations between the parties to the Merger Agreement. Prior to the consummation of the Merger, there were no material relationships between NM and its former officers, directors, affiliates, associates or shareholders and the officers, directors, affiliates, associates or shareholders of the Registrant. As described in Item 1 of this Report, upon consummation of the Merger, the NM Designees were elected to the Board and certain officers of NM were elected officers of the Registrant. The response to
Item 1 of this Report is incorporated herein by this reference.

      The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is being filed as an exhibit to this report. In addition, the Registrant's Information Statement and Report on Form 8-K dated August 20, 1999, which reported the announcement of the execution of the Merger Agreement, is incorporated herein and made a part hereof by this reference.

      As a result of the Merger, the Registrant is a holding company for NM. NM, doing business as Avana (www.avana.net), is a communications company based in Atlanta, Georgia. In addition to providing internet services to approximately 5,400 subscribers, Avana is developing a wireless voice, data and video network to enable customers to bypass incumbent regional Bell operating companies for telecommunications services. Avana has applied for competitive local exchange carrier status in nine southeastern states and currently has service offerings in Georgia, North Carolina, Tennessee and Alabama. Over the next several months, Avana, together with network facilities providers, will begin to deploy a radio/microwave telephony network, which, when implemented, will provide residential and commercial customers with local, long distance, high-speed Internet access and cellular/paging services. Avana utilizes several network facilities providers, including ICG Communications, for asynchronous transfer mode ("ATM"), frame relay and primary relay interface ("PRI") service for interconnection, and Qwest Communications for long-distance and voice-over-internet- protocol ("VOIP") services. Avana also has an ongoing relationship with Lucent Technologies for network solutions and implementation services.

THIS REPORT INCLUDES "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE ACT AND SECTION 21E OF THE EXCHANGE ACT. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THIS REPORT, INCLUDING, WITHOUT LIMITATION, THOSE REGARDING THE REGISTRANT'S FINANCIAL POSITION, BUSINESS, MARKETING AND PRODUCT DEVELOPMENT PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE REGISTRANT BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO HAVE BEEN CORRECT.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Businesses Acquired: Filed with this report.

      (b) Pro Forma Financial Information. All required pro forma financial information will be filed by amendment to this Report not later than 60 days from September 28, 1999.

      (c)   Exhibits.

      2.1 Agreement and Plan of Merger dated as August 20, 1999 (filed with the Commission with the Registrant's Current Report on Form 8-K dated September 28, 1999 and incorporated herein by reference).

      20.1 Registrant's Information Statement pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, filed by the Registrant on August 27, 1999, as amended on September 24, 1999 and October 7, 1999 (filed with the Commission on August 27, 1999, September 24, 1999 and October 7, 1999, and incorporated herein by reference).

      23    Consent of Smith & Radigan

      27    Financial Data Schedule

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             GRACE DEVELOPMENT, INC.


                             By: /s/ Ronald McCallum
                                ---------------------------------------
                                     Ronald McCallum
                                     Chief Financial Officer & Secretary

Dated as of November 15, 1999

                          INDEX TO FINANCIAL STATEMENTS
                             OF BUSINESSES ACQUIRED

Financial Statements of Avana Communications Corporation
      For the Years Ended December 31, 1998 and 1997

      Independent Auditor's Report

      Balance Sheet

      Statement of Operations and Retained Earnings (Deficit)

      Statement of Cash Flows

      Notes to Financial Statements

Financial Statements of New Millennium Multimedia, Inc.
      For the Year Ended December 31, 1998

      Independent Auditor's Report

      Balance Sheet

      Statement of Operations and Retained Earnings (Deficit)

      Statement of Cash Flows

      Notes to Financial Statements

                           INDEPENDENT AUDITORS REPORT

To the Board of Directors
Avana Communications Corporation

We have audited the accompanying balance sheet of Avana Communications Corporation (a Georgia corporation) as of December 31, 1998 and 1997, and the related statements of operations and accumulated deficit and cash flows for each of the two years ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Avana Communications Corporation as of December 31, 1998, and the results of its operations and its cash flows for each of the two years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles.


                                               /s/ Smith & Radigan

Atlanta, Georgia
June 15, 1999

Balance Sheet

AVANA COMMUNICATIONS CORPORATION

December 31, 1998

                                     ASSETS

CURRENT ASSETS
  Cash                                                                 $ 14,426
  Accounts receivable                                                     3,000
  Advance to stockholder                                                    483
                                                                       --------

    TOTAL CURRENT ASSETS                                                 17,909

PROPERTY AND EQUIPMENT, at cost
  Net of accumulated depreciation
    of $60,644 in 1998                                                  118,265

OTHER ASSETS
  Deposits                                                                6,947
  Organization costs                                                        862
                                                                       --------
                                                                          7,809
                                                                       --------

                                                                       $143,983
                                                                       ========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
  Accounts payable and accrued
    expenses                                                           $ 37,942
  Unearned revenue                                                      153,126
                                                                       --------
    TOTAL CURRENT LIABILITIES                                           191,068

STOCKHOLDERS' DEFICIT Common stock no par value:
    Authorized 100,000 shares
    Issued and outstanding
      68,173 shares in 1998                                             171,260
  Accumulated deficit                                                  (218,345)
                                                                       --------
                                                                        (47,085)
                                                                       --------

                                                                       $143,983
                                                                       ========

The Notes to Financial Statements are an integral part of these Statements.

Statements of Operations and Accumulated Deficit

AVANA COMMUNICATIONS CORPORATION

                                                             December 31,
                                                             ------------
                                                         1998            1997
                                                         ----            ----
REVENUES
  Net Sales Revenue                                   $ 833,509       $ 771,674

OPERATING EXPENSES
  Wages and Benefits 305,191                            321,168
  Communications                                        287,845         154,651
  Office Space                                           54,441          53,274
  Equipment Rental                                       97,193          57,789
  General and Administrative                             63,775          62,070
  Marketing                                              54,598          43,357
  Interest                                                  -0-           1,585
  Depreciation and amortization expense                  29,114          22,145
                                                      ---------       ---------
                                                        892,157         716,039
                                                      ---------       ---------

LOSS FROM OPERATIONS                                    (58,648)         55,635

INTEREST INCOME                                             120             -0-
                                                      ---------       ---------

NET INCOME [LOSS]                                       (58,528)         55,635

ACCUMULATED DEFICIT, BEGINNING OF YEAR                 (159,817)       (205,454)

DIVIDEND DECLARED                                           -0-          (9,998)
                                                      ---------       ---------

ACCUMULATED DEFICIT, END OF YEAR                      $(218,345)      $(159,817)
                                                      =========       =========

The Notes to Financial Statements are an integral part of these Statements.

Statements of Cash Flows

AVANA COMMUNICATIONS CORPORATION

                                                               December 31,
                                                               ------------
                                                            1998         1997
                                                         ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income [loss]                                        $ (58,528)   $  55,635

Adjustments to reconcile net income loss
  to net cash provided (used) by
  operating activities:
    Depreciation and amortization                           29,114       22,145
    Decrease (increase) in:
      Accounts receivable                                    3,275       (6,275)
      Other assets                                          12,893      (12,893)
  Increase (decrease) in:
      Accounts payable and accrued
        expenses                                            (8,271)     (37,969)
    Other liabilities                                       12,513       87,693
                                                         ---------    ---------
      Total adjustments                                     49,524       52,701
                                                         ---------    ---------
        Net cash provided
          (used) by operating
          activities                                        (9,004)     108,336

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                     (26,978)     (64,653)
                                                         ---------    ---------
        Net cash used by investing
          activities                                       (26,978)     (64,653)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends paid                                            (7,658)      (2,340)
                                                         ---------    ---------
        Net cash provided (used) by
          financing activities                              (7,658)      (2,340)
                                                         ---------    ---------

NET INCREASE (DECREASE) IN CASH                            (43,640)      41,343
CASH BALANCE AT BEGINNING OF YEAR                           58,066       16,723
                                                         ---------    ---------

CASH BALANCE AT END OF YEAR                              $  14,426    $  58,066
                                                         =========    =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid                                            $     -0-    $   1,585
                                                         =========    =========

The Notes to Financial Statements are an integral part of these Statements.

Notes to Financial Statements
Avana Communications Corporation
December 31, 1998

Note A Summary of Significant Accounting Policies

      Organization

Avana Communications Corporation ("the Company") was incorporated on July 11, 1995, in the state of Georgia. The Company was formed to provide internet access, training, web site development and support to individuals and businesses.

Property and Equipment

Property and equipment are stated at cost and include expenditures for new facilities and replacements or betterments of existing facilities. Expenditures for normal maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the useful lives of the assets, which range from three to seven years for furniture and equipment.

Depreciation expense was $28,529 for the year ended December 31, 1998 and $21,560 for the year ended December 31, 1997.

      Organizational Costs

Organization costs represent the costs to incorporate the Company. The costs are being amortized over five years on a straight-line basis. Amortization for the years ended December 31, 1998 and 1997 was $585.

      Sales

Revenue is recognized as it is earned, not when it is collected from the customer. An adjustment made to record the deferred income which has been collected from the customer but not yet earned.

      Income Taxes

The Company accounts for income taxes under the liability method. Under this method, deferred income taxes are recorded to reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for income taxes.

      Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Statement of Cash Flows

The Company's policy is to report all short-term investments with maturities of three months or less at the time of their acquisition by the Company as cash equivalents.

Note B -- Commitments and Contingencies

The Company's future lease obligations for building and equipment rentals under noncancelable operating leases are as follows:

                                             Amount
                              ----------------------------------
                                            Related
               Year Ending                   Party
               December 31,   Building     Equipment      Total
               ------------   --------     ---------      -----

                   1999       $ 41,528     $ 85,337     $126,865
                   2000            -0-       25,550       25,550
                              --------     --------     --------

                  Total       $ 41,528     $110,887     $152,415
                              ========     ========     ========

Rental expense was $151,634 for the year ending December 31, 1998 and $111,063 for 1997.

The Company rents computer equipment from a company owned by a major stockholder. Payments for equipment rental to the stockholder were $87,664 in 1998 and $56,489 in 1997.

Note C -- Income Taxes

No provision for income taxes has been recorded due to net operating loss (NOL) carryforward of $80,953 that will be offset against future taxable income. The NOL carryforward will expire in the year 2018. No tax benefit has been recorded in the financial statements due to the uncertainty of predicting the Company's future taxable income.

The Company's deferred tax assets at December 31, 1998 are as follows:

        Deferred tax assets -- net operating loss
          carryforwards                               $ 28,000
        Cash basis of accounting                        66,000
        Valuation allowance                            (94,000)
                                                      --------

          Total                                       $    -0-
                                                      ========

Note D -- Subsequent Events

On May 5, 1999, the stockholders of the Company sold all of the issued and outstanding shares of stock in the Company to an independent third party.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
New Millennium Multimedia, Inc.

We have audited the accompanying balance sheet of New Millennium Multimedia, Inc. (a Georgia corporation) as of December 31, 1998, and the related statements of operations and accumulated deficit, and cash flows for the period from October 6, 1998 (date of inception) through December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Millennium Multimedia, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the period from October 6, 1998 (date of inception) through December 31, 1998, in conformity with generally accepted accounting principles.


                                                      Smith & Radigan

                                                     /s/ Smith & Radigan

Atlanta, Georgia
June 24, 1999

Balance Sheet

NEW MILLENNIUM MULTIMEDIA, INC.

December 31, 1998

                                     ASSETS

CURRENT ASSETS
  Cash                                                                 $  3,719
  Advances to stockholder                                                   820
                                                                       --------
    TOTAL CURRENT ASSETS                                                  4,539

PROPERTY AND EQUIPMENT, at cost
  Net of accumulated depreciation of $506                                12,611
                                                                       --------

                                                                       $ 17,150
                                                                       ========

                        LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued expenses                                $  5,391

STOCKHOLDERS' EQUITY
  Common stock par value $1 per share:
    Authorized 1,000,000 shares
    Issued and outstanding 32,500 shares                                 32,500
  Accumulated Deficit                                                   (20,741)
                                                                       --------
                                                                         11,759
                                                                       --------

                                                                       $ 17,150
                                                                       ========

The Notes to Financial Statements are an integral part of these Statements.

Statement of Operations and Accumulated Deficit

NEW MILLENNIUM MULTIMEDIA, INC.

For the period from October 6, 1998 (Date of Inception) through December 31,
1998

OPERATING EXPENSES
  General and administrative                                           $  7,146
  Marketing                                                              13,203
  Depreciation                                                              506
                                                                       --------
                                                                         20,855
                                                                       --------

LOSS FROM OPERATIONS                                                    (20,855)

INTEREST INCOME                                                             114
                                                                       --------

NET LOSS AND ACCUMULATED DEFICIT                                        (20,741)

The Notes to Financial Statements are an integral part of these Statements.

Statement of Cash Flows

NEW MILLENNIUM MULTIMEDIA, INC.

For the period from October 6, 1998 (Date of Inception) through December 31,
1998

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                             $(20,741)
  Adjustments to reconcile net loss to net
    cash used by operating activities:
       Depreciation and amortization                                        506
       Increase in accounts payable and accrued expenses                  5,391
                                                                       --------
         Total adjustments                                                5,897
                                                                       --------
           Net cash used by operating activities                        (14,844)

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                                  (13,117)
  Increase in advances to officers                                         (820)
                                                                       --------
           Net cash used by investing activities                        (13,937)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Capital contributions                                                  32,500
                                                                       --------
           Net cash provided by financing activities                     32,500
                                                                       --------

NET INCREASE IN CASH                                                      3,719
CASH BALANCE AT BEGINNING OF PERIOD                                         -0-
                                                                       --------

CASH BALANCE AT END OF PERIOD                                          $  3,719
                                                                       ========

The Notes to Financial Statements are an integral part of these Statements.

Notes to Financial Statements
New Millennium Multimedia, Inc.
December 31, 1999

Note A Summary of Significant Accounting Policies

      Organization

New Millennium Multimedia, Inc. ("the Company") was incorporated on October 6, 1998, in the state of Georgia. The Company was formed to provide telecommunications services to businesses and individuals.

Property and Equipment

      Property and equipment are stated at cost and include expenditures for new facilities and replacements or betterments of existing facilities. Expenditures for normal maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the useful lives of the assets, which range from five to seven years for furniture and equipment.

Depreciation expense was $506 for the year ended December 31, 1998.

      Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Income Taxes

The Company accounts for income taxes under the liability method. Under this method, deferred income taxes are recorded to reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for income taxes.

      Statement of Cash Flows

The Company's policy is to report all short-term investments with maturities of three months or less at the time of their acquisition by the Company as cash equivalents.

Note B Income Taxes

No provision for income taxes has been recorded due to net operating loss (NOL) carryforward of $20,000 that will be offset against future taxable income. The NOL carryforward will expire in the year 2018. No tax benefit has been recorded in the financial statements due to the uncertainty of predicting the Company's future taxable income.

The Company's deferred tax asset at December 31, 1998 is as follows:

      Deferred tax assets-- net operating loss carry forwards     $ 7,000
      Valuation allowance                                          (7,000)
                                                                  -------

           Total                                                  $   -0-
                                                                  =======

Note C -- Subsequent Events

      Capitalization

Subsequent to the balance sheet date, the Company increased the number of authorized shares of common stock to 1,000,000.

      Acquisitions

On May 5, 1999, the Company purchased all of the issued and outstanding stock of a company that provides Internet access, training, web site development and support to both businesses and individuals. The Company purchased the stock of the Company in exchange for $350,000 in cash, $100,000 note payable to the stockholders of the entity and 97,824 shares of New Millennium Multimedia, Inc. common stock.